================================================================================

     As filed with the Securities and Exchange Commission on March 26, 2002


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2002


                             PLAYTEX PRODUCTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-12620                 51-0312772
-------------------------------    ---------------          --------------------
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)              Identification No.)


                300 NYALA FARMS ROAD, WESTPORT, CONNECTICUT 06880
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On March 25, 2002, we issued a press release relating to our plan to close our Watervliet, New York plastic molding facility.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         EXHIBIT  DESCRIPTION
         -------  -----------

         99.1     Press release of Playtex Products, Inc., dated March 25, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PLAYTEX PRODUCTS, INC.

DATE:    MARCH 26, 2002            By:  /s/ Glenn A. Forbes
         --------------                 ---------------------------------------
                                        Glenn A. Forbes
                                        EXECUTIVE VICE PRESIDENT AND
                                        CHIEF FINANCIAL OFFICER
                                        (PRINCIPAL FINANCIAL AND ACCOUNTING
                                         OFFICER)